                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                        FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------


     (5) Total fee paid:

         -----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------


     (3) Filing Party:

         -----------------------------------------------------------------------


     (4) Date Filed:

         -----------------------------------------------------------------------

                         FIRSTFED AMERICA BANCORP, INC.
                              One North Main Street
                         Fall River, Massachusetts 02720
                                 (508) 679-8181


                                                                   June 20, 1997


Fellow Shareholders:

         You are cordially invited to attend the 1997 annual meeting of shareholders (the "Annual Meeting") of FIRSTFED AMERICA BANCORP, INC. (the "Company"), the holding company for First Federal Savings Bank of America (the "Bank"), Fall River, Massachusetts, which will be held on August 5, 1997 at 2:00 p.m., Eastern Time, at The Westin Hotel, One West Exchange Street, Providence, Rhode Island 02903.

         The attached Notice of the Annual Meeting and the Proxy Statement describe the business to be transacted at the Annual Meeting. Directors and officers of the Company as well as a representative of KPMG Peat Marwick LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

         The Board of Directors of the Company has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AS DIRECTORS SPECIFIED UNDER PROPOSAL 1, AND THAT YOU VOTE "FOR" APPROVAL OF THE FIRSTFED AMERICA BANCORP, INC. 1997 STOCK-BASED INCENTIVE PLAN (THE "PLAN") AS SPECIFIED UNDER PROPOSAL 2, AND THAT YOU VOTE "FOR" PROPOSAL 3, THE RATIFICATION OF INDEPENDENT AUDITORS.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS AT THE ANNUAL MEETING.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                            Sincerely yours,

                                            /s/ Robert F. Stoico

                                            Robert F. Stoico
                                            Chairman of the Board, President
                                            and Chief Executive Officer

                         FIRSTFED AMERICA BANCORP, INC.
                              One North Main Street
                         Fall River, Massachusetts 02720

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on August 5, 1997

                       ----------------------------------


         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of FIRSTFED AMERICA BANCORP, INC. (the "Company"), the holding company for First Federal Savings Bank of America (the "Bank"), will be held on August 5, 1997 at 2:00 p.m., Eastern Time, at The Westin Hotel, One West Exchange Street, Providence, Rhode Island 02903.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1. The election of two directors to a three-year term of office;
         2. The approval of the FIRSTFED AMERICA BANCORP, INC. 1997 Stock-Based Incentive Plan;
         3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending March 31, 1998; and
         4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established June 11, 1997, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at FIRSTFED AMERICA BANCORP, INC., One North Main Street, Fall River, Massachusetts 02720, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                     By Order of the Board of Directors


                                     /s/ Cecilia R. Viveiros


                                     Cecilia R. Viveiros
                                     Corporate Secretary

Fall River, Massachusetts
June 20, 1997

                         FIRSTFED AMERICA BANCORP, INC.

                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 August 5, 1997

                             -----------------------

Solicitation and Voting of Proxies

         This Proxy Statement is being furnished to shareholders of FIRSTFED AMERICA BANCORP, INC. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders (the "Annual Meeting"), to be held on August 5, 1997, at 2:00 p.m., Eastern Time, at The Westin Hotel, One West Exchange Street, Providence, Rhode Island, 02903, and at any adjournments thereof. The 1997 Annual Report to Stockholders, including the consolidated financial statements of the Company for the fiscal year ended March 31, 1997, accompanies this Proxy Statement which is first being mailed to record holders on or about June 20, 1997.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, "FOR" THE APPROVAL OF THE FIRSTFD AMERICA BANCORP, INC. 1997 STOCK-BASED INCENTIVE PLAN (THE "INCENTIVE PLAN") AND "FOR" THE RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 1998.

         Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $4,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, First Federal Savings Bank of America (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

         The close of business on June 11, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 8,707,152 shares.

         As provided in the Company's Certificate of Incorporation, for voting purposes, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit and are not treated as outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal 1), the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the proposed approval of the Incentive Plan (Proposal 2) submitted for shareholder action, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item.

         As to the ratification of KPMG Peat Marwick LLP as independent auditors of the Company (Proposal 3) and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item.

         Under the Company's Bylaws and Delaware law, an affirmative vote of the holders of a majority of the votes cast at the Annual Meeting on Proposal 2 and Proposal 3 is required to constitute shareholder approval of each such Proposal. Shares underlying broker non-votes or in excess of the Limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the vote. For further information on the vote required to implement Proposal 2 during the first year following the conversion from mutual to stock form of the Company's subsidiary, the Bank, which was completed on January 15, 1997 (the "Conversion"), see the discussion under Proposal 2 herein. For purposes of the rules and regulations of the Securities and Exchange Commission ("SEC"), shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 2 have the effect of a vote against Proposal 2 and shares underlying broker non-votes or in excess of the Limit are not counted as entitled to vote on Proposal 2 and have no effect on the vote on the Proposal.

         Proxies solicited hereby are to be returned to the Company's transfer agent, Registrar and Transfer Company ("RTC"). The Board of Directors has designated RTC to act as the inspector of election and tabulate the votes at the Annual Meeting. RTC is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

Security Ownership of Certain Beneficial Owners

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the SEC, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.



                                                                       Amount and
                                                                        Nature of
                                      Name and Address                 Beneficial        Percent of
   Title of Class                    of Beneficial Owner               Ownership            Class
-------------------  ---------------------------------------------- -----------------  ---------------

Common Stock         Wellington Management Company, LLP                 1,086,100(1)         12.5%
                     75 State Street
                     Boston, Massachusetts  02109

Common Stock         First Federal Savings Bank of America Employee       697,010(2)          8.0%
                     Stock Ownership Plan ("ESOP")
                     One North Main Street
                     Fall River, Massachusetts 02720

Common Stock         The FIRSTFED Charitable Foundation                   645,380(3)          7.4%
                     One North Main Street
                     Fall River, Massachusetts 02720


-------------------------

(1) Based upon information filed in a Schedule 13G on May 5, 1997, Wellington Management Company, LLP, in its capacity as an investment advisor, may be deemed the beneficial owner of 1,086,100 shares.
(2) Shares of Common Stock were acquired by the ESOP in the Bank's Conversion. The ESOP Committee administers the ESOP. First Bankers Trust, N.A. has been appointed as the trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At June 11, 1997, 77,446 shares had been allocated under the ESOP and 619,564 shares remain unallocated. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(3) The FIRSTFED Charitable Foundation (the "Foundation") was established and funded by the Company in connection with the Bank's Conversion with an amount of the Company's Common Stock equal to 8.0% of the total amount of Common Stock issued in the Conversion. The Foundation is a Delaware non-stock corporation and is dedicated to the promotion of charitable purposes within the communities in which the Bank operates. The Foundation is governed by a board of directors with 7 members, all of whom are directors of the Company and the Bank. Pursuant to the terms of the contribution of Common Stock, as mandated by the Office of Thrift Supervision ("OTS"), all shares of Common Stock held by the Foundation must be voted in the same ratio as all other shares of the Company's Common Stock on all proposals considered by shareholders of the Company.



Interest of Certain Persons in Matters to be Acted Upon

         Upon obtaining shareholder approval, the Company and the Bank intend to grant to directors, officers and employees of the Bank and the Company, stock options and awards in the form of shares of Common Stock under the Incentive Plan being presented for approval in Proposal 2.

                PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of seven (7) directors and is divided into three classes. Each of the seven members of the Board of Directors also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The two nominees proposed for election at the Annual Meeting are Thomas
A. Rodgers, Jr. and Anthony L. Sylvia. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

         In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.


Information with Respect to Nominees, Continuing Directors and Certain Executive Officers

         The following table sets forth, as of the Record Date, the names of nominees and continuing directors and the Named Executive Officers (as defined below), their ages, a brief description of their recent business experience, including present occupations and employment, the year in which each became a director of the Bank and the year in which their terms (or, in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director, each Named Executive Officer and all directors and executive officers as a group as of the Record Date.


                                                                                   Amount and
                                                                   Expiration      Nature of       Ownership
      Name and Principal Occupation at                Director     of Term as      Beneficial     as a Percent
      Present and for Past Five Years          Age    Since(1)      Director    Ownership(2)(3)   of Class(4)
--------------------------------------------  ----- ------------  ------------ ----------------- -------------
NOMINEES

Thomas A. Rodgers, Jr.                          83      1963          2000           21,500           *
   Chairman and Chief Executive Officer of
   Globe Manufacturing Co., Inc.
Anthony L. Sylvia                               65      1984          2000            9,000           *
   President and Treasurer of The Baker
   Manufacturing Co., Inc.

                                                                                   Amount and
                                                                   Expiration      Nature of       Ownership
      Name and Principal Occupation at                Director     of Term as      Beneficial     as a Percent
      Present and for Past Five Years          Age    Since(1)      Director    Ownership(2)(3)   of Class(4)
--------------------------------------------  ----- ------------  ------------ ----------------- -------------
CONTINUING DIRECTORS

Robert F. Stoico                                56      1980          1998           42,644           *
   Chairman of the Board of the Company
   and President and Chief Executive
   Officer of the Company and the Bank
Gilbert C. Oliveira                             72      1960          1999           27,000           *
   Chairman of the Board of the Bank and
   President and Treasurer of Gilbert C.
   Oliveira Insurance Agency, Inc.
Richard W. Cederberg                            68      1982          1999            8,000           *
   Retired, former Chairman of Larson Tool
   and Stamping Company
John S. Holden, Jr.                             67      1982          1998            5,200           *
   President and Treasurer of Automatic
   Machine Products Co.
Paul A. Raymond, DDS                            53      1981          1999            5,370           *
   Dentist in town of Swansea,
   Massachusetts

NAMED EXECUTIVE OFFICERS
(who are not also directors)

Kevin J. McGillicuddy                           57       --            --             5,659           *
   Senior Vice President of the Company
   and the Bank
Frederick R. Sullivan                           55       --            --             9,318           *
   Senior Vice President of the Company
   and the Bank
Terrence M. Tyrrell                             47       --            --            14,695           *
   Senior Vice President of the Company
   and the Bank

All directors and executive officers as a
group (18 persons)..........................    --       --            --           171,650        2.0%

------------------
*    Does not exceed 1.0% of the Company's voting securities.
(1)  Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family members) voting or dispositive power as to shares reported.
(3) Does not include options and awards intended to be granted under the Incentive Plan, which is subject to shareholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see Proposal 2.
(4) As of the Record Date, there were 8,707,152 shares of Common Stock outstanding.

Meetings of the Board of Directors and Committees of the Board of Directors

         The Board of Directors of the Company and the Board of Directors of the Bank conduct business through meetings of the Board of Directors and through activities of their committees. The Board of Directors of the Company and Bank generally meet on a monthly basis and may have additional meetings as needed. During the fiscal year ended March 31, 1997, the Board of Directors of the Company, which was formed on September 6, 1996, held eight meetings primarily related to organizational and other matters in connection with the formation of the Company and the acquisition of the Bank through the Conversion. The Board of Directors of the Bank held 20 meetings during fiscal 1997. All of the directors of the Company and Bank attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during the fiscal year ended March 31, 1997. The Board of Directors of the Company and Bank maintain committees, the nature and composition of which are described below:

         Audit Committee. The Audit and Compliance Committee of the Company consists of Messrs. Holden, Sylvia and Raymond. The Audit and Compliance Committee of the Bank consists of Messrs. Holden, Sylvia and Gerhard S. Lowenstein. These committees generally meet on a quarterly basis and are responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The internal audit function, which is outsourced to The Harcourt Group, Ltd., reports to the Audit and Compliance Committees of the Bank and Company. Due to the timing of the Conversion, the Audit and Compliance Committee of the Company did not meet in fiscal 1997. The Audit and Compliance Committee of the Bank, on occasion, will conduct its meetings as part of a full board meeting. Including these joint meetings, the Committee met twice in fiscal 1997.

         Nominating Committee. The Company's Nominating Committee for the 1997 Annual Meeting consists of Messrs. Stoico, Oliveira and Raymond. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at a Special or Annual Meeting." The Nominating Committee met one time in 1997.

         Compensation Committee. The Compensation Committee of the Company consists of Messrs. Stoico, Oliveira and Rodgers. The Management and Personnel Committee of the Bank consists of Messrs. Stoico, Oliveira, Rodgers and Willard
E. Olmsted. Such Committees are responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Bank and meet on an as needed basis. See "Executive Compensation - Compensation Committee Report on Executive Compensation." The Compensation Committee of the Company and the Management and Personnel Committee of the Bank met once and twice in fiscal 1997, respectively.

Directors' Compensation

         Directors' Fees. Directors of the Company do not receive compensation for serving as Directors of the Company or on a Committee. Directors of the Bank are currently paid an annual retainer of $10,000, except that the Chairman of the Board of the Bank receives an annual retainer of $25,000. Directors of the Bank also receive a fee of $400 for each regular and special board meeting which they attend. In addition, members of the Board's Executive Committee receive an annual retainer of $5,000 and a fee of $350 for each Executive Committee meeting which they attend.

         Incentive Plan. The Company is presenting the Incentive Plan to shareholders for approval, under which all directors of the Company and the Bank are eligible to receive awards and have been allocated awards to be effective the earlier of the date the Incentive Plan is approved by shareholders pursuant to OTS regulations at the Annual Meeting or January 16, 1998. See Proposal 2 for a summary of the material terms of the Incentive Plan and "New Plan Benefits" for a discussion of the terms of the awards under the Incentive Plan to Company and Bank directors.

Executive Compensation

         The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Compensation Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company and the Bank for the fiscal year ended March 31, 1997. Because the Company had no significant assets, liabilities or operations until January 15, 1997, the following discussion addresses compensation information relating to the Chief Executive Officer and the executive officers of the Bank for fiscal 1997 and sets forth the joint report of the Compensation Committee of the Company and Management and Personnel Committee of the Bank (collectively the "Compensation Committee"). The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         General Policy. The Company and the Bank intend to begin a process during fiscal 1998 to revise the current Executive Compensation Policies of the Company and Bank to reflect the status of the Bank as a stock institution and the Company as a publicly held entity and to ensure competitive compensation levels in comparison to similarly situated publicly held financial institutions. It is anticipated that the new policies will incorporate the consolidated financial results of the Company as well as other factors related to the performance of the Company's stock. However, for fiscal 1997, the following policy was utilized to determine compensation levels.

         The Compensation Committee's responsibility is to recommend the amount and composition of executive compensation paid to the executive officers. The Board of Directors has the responsibility to review the report of the Compensation Committee and approve such compensation. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if deemed necessary by the Compensation Committee. The process which the Compensation Committee utilized for fiscal 1997, includes, but is not limited to, reviews of the results of compensation surveys and the utilization of compensation experts or consultants. It is the goal of the Compensation Committee to utilize whatever means necessary to obtain adequate and up-to-date information upon which to base their recommendations to the full Board.

         In preparing its analysis, with respect to comparative compensation data, the Compensation Committee generally considers the following factors in selecting peer institutions: asset size, off-balance sheet assets, earnings, type of business operations, corporate structure and geographic location. With respect to analyzing comparative data for executive officers at peer institutions, the Compensation Committee considers the scope and similarity of officer positions, experience and the complexity of individual officer responsibilities.

         In making its compensation determinations, the Compensation Committee also considers the evaluations of executive officers performed by the Chief Executive Officer and recommendations made by the Chief Executive Officer, except in the case of its compensation deliberations regarding the Chief Executive Officer. The performance of the Chief Executive Officer and other executive officers are evaluated by the Compensation Committee and a recommendation is made to the Board. Upon review, the Board sets all executive compensation. The Chief Executive Officer, a member of the Board of Directors, abstains from voting on matters related to his compensation.

         Compensation Committee Considerations for Fiscal 1997. While the Company has in the past participated in a number of salary surveys, the Board, in light of the pending conversion to a public company, decided to engage the services of an outside consultant. Accordingly, KPMG Peat Marwick LLP ("KPMG") was engaged to assist the Compensation Committee and the Board in its executive compensation deliberations for fiscal 1997.

         KPMG's report to the Compensation Committee and the full Board included an analysis of the level of compensation of the Bank's executive officers in comparison to peer institutions selected by KPMG. The report set forth the methodology utilized for the selection of the peer group, a recommended philosophy of compensation and recommended compensation ranges and adjustments. After review of the report and review of the performance of the Company and the Executive Officers, the compensation levels recommended by the report were recommended by the Compensation Committee and approved by the Board of Directors.

         Compensation of the Chief Executive Officer. The Chief Executive Officer was evaluated on his performance in managing the Company during fiscal 1997, including the effort related to the Conversion and the franchise expansion into the State of Rhode Island. Certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation. No specific formula was used in determining the Chief Executive Officer's base salary for fiscal 1997. In reaching its determination regarding the Chief Executive Officer's salary, the Compensation Committee utilized the report of KPMG and recommended to the Board of Directors a base salary substantially equivalent to the amount recommended by KPMG. Such report analyzed the Chief Executive Officer's base salary and bonus in comparison to peer institutions with specific consideration given to the level of the Bank's banking and mortgage banking operations in comparison to peer institutions with an upward adjustment to reflect such greater level of operations. The Committee's determination of the Chief Executive Officer's bonus for fiscal 1997 also was not determined by a formula or quantitative methodology but was discretionary. In reaching its determination regarding the recommended level of the Chief Executive Officer's cash bonus for fiscal 1997, the Committee considered KPMG's report and recommended to the Board an amount of bonus substantially equivalent to the amount recommended by KPMG in its report.



             The Compensation Committee of the Board of Directors
                                of the Company

                    Robert F. Stoico   Gilbert C. Oliveira
                            Thomas A. Rodgers, Jr.


                    The Management and Personnel Committee
                     of the Board of Directors of the Bank

                    Robert F. Stoico   Gilbert C. Oliveira
                  Thomas A. Rodgers, Jr.   Willard E. Olmsted

         Stock Performance Graph. The following graph shows a comparison of total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies on the American Stock Exchange and the MG Index for Savings and Loans for the period beginning on January 15, 1997, the day the Company's Common Stock began trading, through May 30, 1997. The graph was derived from a limited period of time and, as a result, may not be indicative of possible future performance of the Company's Common Stock. The data was supplied by Media General Financial Services.



                           Comparative Total Returns
              FIRSTFED AMERICA BANCORP, INC., The American Stock
                Exchange and The MG Index For Savings and Loans

                             [GRAPH APPEARS HERE]



----------------------------------------------------------------------------------------------------------------------
                                                     Summary

                                         1/15/97      1/31/97      2/28/97      3/31/97      4/30/97      5/30/97
                                         -------      -------      -------      -------      -------      -------
FIRSTFED AMERICA BANCORP, INC.            100.00       146.30       146.30       136.30       140.00       148.10
American Stock Exchange                   100.00       100.00       100.88        97.14        94.53       112.15
MG Index For Savings and Loans            100.00       100.00       108.88       107.75       104.23       103.54

Notes:
   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
   D. The index level for all series was set to 100,000 on 1/15/97, the first day of trading for FIRSTFED AMERICA BANCORP, INC. Common Stock. For FIRSTFED AMERICA BANCORP, INC. the index commenced with the initial public offering price of $10.00 per share.
--------------------------------------------------------------------------------

         Summary Compensation Table. The following table shows, for the years ended March 31, 1997 and 1996, the cash compensation paid, as well as certain other compensation paid or accrued for that year to the Chief Executive Officer of the Company and the Bank and all other executive officers of the Company and the Bank who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1997 ("Named Executive Officers").


----------------------------------------------------------------------------------------------------------------------------
                                                                               Long-Term Compensation
                                                                        -------------------------------------
                                          Annual Compensation(1)                  Awards            Payouts
                                  ----------------------------------------------------------------------------

                                                              Other      Restricted   Securities
                                                              Annual        Stock     Underlying     LTIP      All Other
   Name and Principal      Fiscal                          Compensation    Awards    Options/SARs   Payouts   Compensation
        Positions           Year    Salary($)   Bonus($)      ($)(2)       ($)(3)       (#)(4)      ($)(5)       ($)(6)

----------------------------------------------------------------------------------------------------------------------------
Robert F. Stoico            1997   $328,941   $100,000            -           -             -        -        $239,216
President and Chief         1996    282,045     75,000            -           -             -        -         149,364
Executive Officer

Kevin J. McGillicuddy       1997    105,677     15,000            -           -             -        -          44,310
Senior Vice President       1996     96,846      8,000            -           -             -        -             771

Frederick R. Sullivan       1997    105,677     15,000            -           -             -        -          43,518
Senior Vice President       1996     99,923      8,000            -           -             -        -          16,167

Terrence M. Tyrrell         1997     98,446     15,000            -           -             -        -          37,555
Senior Vice President       1996     91,846      8,000            -           -             -        -          11,625

-----------------------------------------
(1) Under Annual Compensation, the column titled "Salary" includes directors' fees for the named President and Chief Executive Officer.
(2) For fiscal years 1997 and 1996, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or
    (e) preferential discounts on stock.
(3) No stock awards were granted or earned in fiscal years 1997 or 1996.
    See Proposal 2.
(4) No stock options or SARs were granted or earned in fiscal years 1997 or 1996. See Proposal 2.
(5) For fiscal years 1997 and 1996, there were no payouts or awards under any long-term incentive plan.
(6) Includes employer contributions of $8,709, $3,174, $3,174 and $2,955 and $17,500, $14,900, $15,000 and $10,700 to the Bank's Thrift and Retirement Plans for Messrs. Stoico, McGillicuddy, Sullivan and Tyrrell, respectively, for fiscal year 1997. Also includes $69,562, $26,236, $25,344 and $23,900 representing the value of shares allocated under the ESOP for the benefit of Messrs. Stoico, McGillicuddy, Sullivan and Tyrrell, respectively, as of March 31, 1997. Also includes employer contributions of $143,445 contributed to Mr. Stoico pursuant to the Bank's Supplemental Retirement Plan for fiscal year 1997.

         Employment Agreements. The Bank and the Company have entered into employment agreements (collectively, the "Employment Agreement(s)" or "Agreement(s)") with Messrs. Stoico, McGillicuddy, Sullivan and Tyrrell (individually, the "Executive"). The Employment Agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. Stoico, McGillicuddy, Sullivan and Tyrrell.

         The Employment Agreements provide for a three-year term for Mr. Stoico and a two-year term for Messrs. McGillicuddy, Sullivan and Tyrrell. The Bank Employment Agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, in the case of Mr. Stoico, and two years, in the cases of Messrs. McGillicuddy, Sullivan and Tyrrell, unless written notice of non-renewal is given by the Board of the Bank after conducting a performance evaluation of the Executive. The terms of the Company Employment Agreements are extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. In addition to the base salary, the Agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to similarly situated executive personnel.

         The Employment Agreements provide for termination by the Bank or the Company for cause as defined in the Agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the Agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the Agreement. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the Employment Agreement. Upon any termination of the Executive, the Executive is subject to a covenant not to compete with the Company or the Bank for one year.

         Under the Agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the Employment Agreements), the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of:
(i) the payments due for the remaining terms of the Agreements; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months in the case of Mr. Stoico and twenty-four months in the cases of Messrs. McGillicuddy, Sullivan and Tyrrell. Notwithstanding that both Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one Agreement. In the event of a change in control, based upon the Executive's base salary and incentive bonus for fiscal year 1997 as reported in the Summary Compensation Table, Messrs. Stoico, McGillicuddy, Sullivan and Tyrrell would receive approximately $1.3 million, $362,000, $362,000 and $340,000, respectively, in severance payments, in addition to other cash and noncash benefits.

         Payments to Executive under the Bank's Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company Agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

         Change in Control Agreements. The Bank entered into Change in Control Agreements (the "CIC Agreements") with eight (8) executive officers of the Bank and the Bank's corporate secretary (individually, the "Executive"). Each CIC agreement provides for a two-year term. Commencing on the first anniversary date and continuing on each anniversary thereafter, the CIC Agreements may be renewed by the Board of the Bank for an additional year. The Bank's CIC Agreement provides that in the event voluntary or involuntary termination following a change in control of the Bank or the Company (as defined in the agreement), the Executive would be entitled to receive a severance payment equal to two times the Executive's average compensation for the twelve months preceding termination. The Bank would also continue and pay for the Executive's life, health and disability coverage for twenty-four (24) full calendar months following termination. Payments to the Executive under the Bank's CIC Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. If a change in control occurs, based upon two times fiscal 1997 base salary and incentive bonus and pursuant to the CIC Agreements, the Executives would receive, in the aggregate, $1.0 million, in addition to other cash and noncash benefits.

         Incentive Plan. The Company is presenting to shareholders for approval the Incentive Plan under which all eligible employees of the Company and Bank are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

         Thrift Plan. The Bank maintains the Financial Institutions Thrift Plan (the "Thrift Plan") to encourage eligible employees to save and invest on a regular, long-term basis. The Thrift Plan permits eligible employees to make monthly contributions of 2% - 15% of their base monthly salary on an after-tax basis. Employees become eligible to participate in the Thrift Plan on the first day of the first full month following commencement of employment with the Bank. After the completion of a 12 consecutive month period of employment with the Bank in which they complete 1,000 hours of employment, the Bank makes monthly employer contributions to each participant's account in the Thrift Plan equal to 50% of the participant's contribution up to 6% of the participant's annual base salary. Participants are 100% vested in the amounts credited to their Thrift Plan accounts.

         Retirement Plan. The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. Employees become eligible to participate in the Retirement Plan after the completion of 12 consecutive months of employment with the Bank and the attainment of age 21. The Retirement Plan excludes hourly paid employees from participation. Benefits under the Retirement Plan are based on the participant's years of service and salary. A participant may elect early retirement as early as age 45. However, such participant's normal retirement benefits will be reduced by an early retirement factor based on age at early retirement.

         Participants generally have no vested interest in Retirement Plan benefits prior to the completion of five years of service with the Bank. Following the completion of five years of vesting service, or in the event of a participant's attainment of age 65, death or termination of employment due to disability, a participant becomes 100% vested in his/her accrued benefit under the Retirement Plan. The table below reflects the pension benefit payable, and any payment due under the Supplemental Executive Retirement Plan, discussed below, to a participant assuming various levels of earnings and years of service. The amounts of benefits paid under the Retirement Plan are not reduced for any social security benefit payable to participants. As of January 1, 1997, Messrs. Stoico, McGillicuddy, Sullivan and Tyrrell had credited years of service of 24 years, 23 months, 8 years and 16 years, respectively.




                                           Years of Benefit Service
                     ----------------------------------------------------------------------

  Final Average
   Earnings(1)           15             20             25              30           35
-----------------    -----------   ------------    -----------    -----------   -----------

    $50,000           $15,000        $20,000        $25,000         $30,000       $35,000

    $75,000           $22,500        $30,000        $37,500         $45,000       $52,500

   $100,000           $30,000        $40,000        $50,000         $60,000       $70,000

   $125,000           $37,500        $50,000        $62,500         $75,000       $87,500

   $150,000           $45,000        $60,000        $75,000         $90,000      $105,000

   $200,000(2)        $60,000        $80,000       $100,000        $120,000      $140,000

   $250,000(2)        $75,000       $100,000       $125,000        $150,000      $175,000

   $300,000(2)        $90,000       $120,000       $150,000        $180,000      $210,000

   $350,000(2)       $105,000       $140,000       $175,000        $210,000      $245,000

   $400,000(2)       $120,000       $160,000       $200,000        $240,000      $280,000


-------------------------

(1) The compensation utilized for formula purposes includes the salary reported in the "Summary Compensation Table."
(2) The maximum amount of annual compensation which can be considered in computing benefits under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), is $160,000 for plan years beginning on or after January 1, 1997.


         Supplemental Retirement Plan. The Bank currently maintains a Supplemental Retirement Plan under which it annually credits a specified amount of money to the account of plan participants. Benefits under the Plan become payable following a participant's termination of employment. In addition, participants may direct the Bank to defer a percentage of their annual pay into a subaccount under the Supplemental Retirement Plan. The Bank intends the benefits provided under the Supplemental Retirement Plan to make participants whole for reductions in benefits payable under the terms of the Thrift Plan and Retirement Plan maintained by the Bank, as a result of limitations imposed by the Code, and provide additional retirement benefits for participants.

         Participants generally vest in the amounts credited to the Supplemental Retirement Plan after completing five years of employment with the Bank. However, participants vest immediately upon death or disability. In connection with the Conversion, the Supplemental Retirement Plan was amended to permit participants to direct that all or a portion of the amounts then existing (and/or future amounts) credited to their accounts be converted into stock units based on the value of the Common Stock. The Plan is also being amended to provide for benefits equivalent to those a participant would have received under the ESOP but for limitations imposed by the Code. The Bank currently maintains an irrevocable grantor's trust (also known as a "rabbi trust") to hold assets of the Bank for the exclusive purpose of paying benefits under the Supplemental Retirement Plan. However, in the event of the insolvency of the Bank, the assets of the trust are first subject to the claims of the Bank's creditors. The assets of this trust may be used to acquire shares of Common Stock to satisfy the obligations of the Bank for the payment of benefits under the Supplemental Retirement Plan. As of March 31, 1997, only Mr. Stoico participated in the Supplemental Retirement Plan.

         Employee Stock Ownership Plan and Trust. The Bank established an ESOP and related trust for eligible employees effective February 1, 1996. Employees employed with the Bank as of February 1, 1996 and employees of the Company or the Bank employed after such date, who have been credited with at least 1,000 hours during a twelve month period and who have attained the age of 21 are eligible to become participants. The ESOP purchased 8% of the Common Stock issued in the Conversion, including the issuance of shares to the Foundation. In order to fund the ESOP's purchase of the Common Stock, the ESOP borrowed funds from a third-party lender, FAB FUNDING CORPORATION, a wholly-owned subsidiary of the Company equal to 100% of the aggregate purchase price of the Common Stock. The trustee of the ESOP will repay the loan principally from the Company's or the Bank's contribution's to the ESOP over a period of nine years. FAB FUNDING CORPORATION holds the Common Stock purchased by the ESOP as collateral for the loan. Participant's become 100% vested in their ESOP benefits after five (5) years of service as well as upon attainment of their normal retirement age (generally age 65), death, disability and a change in control.

Transactions With Certain Related Persons

         The Bank makes all loans to its executive officers, directors and employees on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. All such loans were made by the Bank in the ordinary course of business, with no favorable terms and such loans do not involve more than the normal risk of collectibility or present unfavorable terms.

           PROPOSAL 2. APPROVAL OF THE FIRSTFED AMERICA BANCORP, INC.
                       1997 STOCK-BASED INCENTIVE PLAN

         The Board of Directors of the Company is presenting for shareholder approval the FIRSTFED AMERICA BANCORP, INC. 1997 Stock-Based Incentive Plan, in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") of the Company and any of its affiliates, including the Bank, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other shareholder's concerns and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan attached as Appendix A.

General

         The Incentive Plan authorizes the granting of options to purchase Common Stock of the Company ("Options"), Option-related awards and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares of Common Stock reserved for Awards under the Incentive Plan is 1,219,001 shares. The maximum number of shares reserved for purchase pursuant to the exercise of Options and Option-related Awards which may be granted under the Incentive Plan is 870,715 shares. The maximum number of the shares reserved for the award of shares of Common Stock ("Stock Awards") is 348,286 shares. All officers, other employees and Outside Directors of the Company and its affiliates, including the Bank, are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee") consisting of at least three members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. If authorized but unissued shares are used to satisfy the grant of Stock Awards and the exercise of Options granted under the Incentive Plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing shareholders. It is currently anticipated that a trust (the "Incentive Plan Trust") will be established which will purchase previously issued shares to fund the Company's obligation for Stock Awards which such stock will be purchased by the Incentive Plan trustee with contributions from the Company or Bank.

Types of Awards

         General. The Incentive Plan authorizes the grant of Awards in the form of: (i) Options intended to qualify as incentive stock options under Section 422 of the Code (Options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) Options that do not so qualify (Options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options"; (iii) limited rights which are exercisable only upon a "change in control" of the Company or Bank (as defined in the Incentive Plan) ("Limited Rights"); (iv) Stock Awards; and (v) Stock Appreciation Rights. Each type of Award may be subject to vesting requirements or other conditions imposed by the Committee.

         Options. The Incentive Plan provides for the granting of Options for up to 870,715 shares of Common Stock. The Committee has the authority to determine the date or dates on which each Option shall become exercisable and any other conditions applicable to the exercisability of an Option; provided, however, any Option granted prior to January 15, 1998 may not become exercisable in annual installments of greater than 20% of the number of shares underlying the Option awarded, commencing at least one year from the date of grant, and the exercisability of such Options may not be accelerated except in the case of death or disability. The Board of Directors intends to amend the Incentive Plan in the future to provide the Committee with the authority to provide for the acceleration of the exercisability of Options in certain circumstances. See "Amendments." The exercise price of all Options shall be determined by the Committee but shall be at least 100% of the fair market value of the underlying Common Stock at the time of grant. The exercise price of any Option may be paid in cash or in Common Stock at the discretion of the Committee. See "Alternative Option Payments." The term of Options shall be determined by the Committee, but in no event shall an Option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner). Awards of Options have been made to Outside Directors and certain officers under the Incentive Plan which shall become effective and be considered to be granted upon the effective date of the Incentive Plan. See "New Plan Benefits" and "Shareholder Approval and Effective Date of Plan" below for a description of such Awards and the effective date of the Incentive Plan.

         All Options granted under the Incentive Plan to officers and employees will be qualified as Incentive Stock Options to the extent permitted under
Section 422 of the Code. Incentive Stock Options, at the discretion of the Committee with the concurrence of the holder, may be converted into Non-Statutory Stock Options. The exercise price of all Incentive Stock Options must be at least 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. In order to qualify as Incentive Stock Options under Section 422 of the Code, the Option must be granted to an employee, the exercise price must not be less than 100% of the fair market value on the date of grant, the term of the Option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable in any fiscal year. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

         Each Outside Director of the Company or its affiliates will be eligible to receive Non-statutory Stock Options to purchase shares of Common Stock. Additionally, officers and employees are eligible to receive Non-Statutory Stock Options to the extent they are ineligible to receive Incentive Stock Options.

         Unless otherwise determined by the Committee, upon termination of an optionee's services for any reason other than death, disability, retirement or termination for cause, all then exercisable Options shall remain exercisable for a period of three months following termination and all unexerciseable Options shall be cancelled. In the event of the death or disability of an optionee, all unexercisable Options held by such optionee will become fully exercisable and remain exercisable for up to one year thereafter. In the event of termination for cause, all exercisable and unexercisable Options held by the optionee shall be cancelled. In the event of the retirement of an optionee, the Committee shall have the discretion to allow unexercisable Options to continue to vest or become exercisable in accordance with their original terms, provided that the optionee is engaged as a consultant, advisor or advisory director of the Company or any of its affiliates.

         Limited Rights. The Incentive Plan also provides the Committee with the ability to grant a Limited Right concurrently with any Option. Limited Rights are related to specific Options granted and become exercisable only upon a change in control of the Bank or the Company. Upon exercise, the holder will be entitled to receive in lieu of purchasing the stock underlying the Option, a lump sum cash payment equal to the difference between the exercise price of the related Option and the fair market value of the shares of Common Stock subject to the Option on the date of exercise of the right less any applicable tax withholding.

         Stock Awards. The Incentive Plan authorizes the granting of Stock Awards to employees and Outside Directors, in an amount not to exceed 348,286 shares of Common Stock in the aggregate. The Committee has the authority to determine the dates on which Stock Awards granted will vest or any other conditions which must be satisfied prior to vesting; provided, however, that any Stock Award granted prior to January 15, 1998 may not vest at a rate greater than 20% per year, commencing at least one year from the date of grant and the vesting of any Stock Award may not be accelerated except in the case of death or disability. The Board of Directors intends to award the Incentive Plan in the future to provide the Committee with the discretion to accelerate vesting of Stock Awards in certain circumstances. See "Amendments." Awards of Stock Awards have been made to Outside Directors and certain officers under the Incentive Plan which shall become effective and considered to be granted upon the effective date of the Incentive Plan. See "New Plan Benefits" and "Shareholder Approval and Effective Date of Plan" below for a description of such Awards and the effective date of the Incentive Plan.

         When Stock Awards are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the Incentive Plan Trust. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Awards.

         Unless otherwise determined by the Committee, upon termination of the services of a holder of a Stock Award for any reason other than death, disability, retirement or termination for cause, all such holder's rights in unvested Stock Awards shall be cancelled. In the event of the death or disability of the holder of the Stock Award, all unvested Stock Awards held by such individual will become fully vested. In the event of termination for cause of a holder of a Stock Award, all unvested Stock Awards held by such individual shall be cancelled. In the event of retirement of the holder of a Stock Award, the Committee shall have the discretion to determine that all unvested Stock Awards shall continue to vest in accordance with their original terms, provided the holder is engaged as a consultant, advisor or advisory director of the Company or any of its affiliates.

         Stock Appreciation Rights. The Incentive Plan authorizes the Committee to grant Stock Appreciation Rights ("SARs") which entitles the holder to receive a payment, equal in value to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the grant price of such SAR, as determined by the Committee.

Tax Treatment

         Options. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the Option and two years after the date of grant of the Option. If certain holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share Option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

         In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the Option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the Option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes, subject to the limitations imposed by Code Section 162(m) (discussed below).

         Limited Rights. In the case of Limited Rights, the holder would have to include the amount paid to him upon the exercise of the Limited Right in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid to the extent that the amount paid is not in excess of the limitation imposed by Section 280G of the Code.

         Stock Awards. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

         Stock Appreciation Rights. In the case of SARs, the holder would have to include the amount paid to him upon the exercise of the SARs in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

Performance Awards.

         General. The Incentive Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Award upon the achievement of performance targets or goals as set forth under the Incentive Plan. Any Award subject to such conditions or restrictions is considered to be a "Performance Award." Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Awards are granted, issued, retained and/or vested may be based on financial performance and/or personal performance evaluations, except that for any Performance Award that is intended by the Committee to satisfy the requirements for "performance based compensation" under Code Section 162(m), the performance criteria shall be a measure based on one or more Qualifying Performance Criteria (as defined below). Notwithstanding satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under a Performance Award may be adjusted by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. However, the Committee may not increase the amount earned upon satisfaction of any performance goal by any Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

         Qualifying Performance Criteria and Section 162(m) Limits. Subject to shareholder approval of the Plan, the Performance Criteria for any Performance Award that is intended to satisfy the requirements for "performance based compensation" under the Code Section 162(m) shall be based upon any one or more of the following Performance Criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the Committee under the terms of the Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on equity; return on assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

         Maximum Awards. The aggregate amount of Options granted under the Plan during any 60 month period to any one Participant may not exceed 25% of the total amount of options available to be granted under the Incentive Plan. The aggregate amount of shares of Common Stock issuable under a Stock Award granted under the Plan for any 60 month period to any one Participant may not exceed 25% of the total amount of Stock Awards available to be granted under the Incentive Plan.

Payout Alternatives

         The Committee has the discretion to determine the form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or it may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan.

Alternate Option Payments

         Subject to the terms of the Incentive Plan, the Committee also has discretion to determine the form of payment for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for Options: (a) in cash or by certified or cashiers check; or (b) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the fair market value of the Common Stock on the date prior to the date of exercise.

Amendments

         The Board of Directors or Committee may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an Award without his or her permission. Applicable OTS regulations provide that any stock based benefit plan, such as the Incentive Plan, that is adopted by a converted institution within the first year after conversion may not implement such a plan unless it provides for the grant of options or stock awards which shall vest or become exercisable in installments at a rate greater than 20% per year, except in the case of death or disability. The Board of Directors intends to amend the Incentive Plan after January 15, 1998 to provide the Committee with the authority to accelerate vesting of exercisability of Awards upon the occurrence of a change in control of the Company or the Bank (as defined in the Incentive
Plan) and other circumstances. It is intended that any such amendment shall be submitted to shareholders for approval to the extent required by applicable OTS regulations.

Adjustments

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, the Committee may be required to obtain OTS approval prior to any such adjustment. All Awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

Nontransferability

         Unless determined otherwise by the Committee, Awards under the Incentive Plan shall not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, an Award recipient may permit transferability or assignment for valid estate planning purposes as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate as beneficiary of any Award to which the recipient would then be entitled, in the event of the death of the participant.

Shareholder Approval and Effective Date of Plan

         The Incentive Plan complies with the applicable regulations of the OTS. However, the OTS has not in any way endorsed or approved the Incentive Plan. Pursuant to OTS regulations, the Incentive Plan may not be implemented prior to January 15, 1998 unless it is approved by a majority of the votes eligible to be cast by the Company's shareholders at a duly called meeting of shareholders which may be held no sooner than six months after the completion of the Conversion.

         The Incentive Plan provides that it shall become effective upon the earlier of: (i) the date that it is approved by a majority of votes eligible to be cast by the Company's shareholders at a duly called meeting of shareholders; or (ii) January 16, 1998. Accordingly, if the Incentive Plan is not approved by a majority of the votes eligible to be cast by shareholders at the Annual Meeting, the Incentive Plan and any grants thereunder shall become effective on January 16, 1998 without further shareholder approval unless it is terminated by the Board of Directors. In the absence of the approval of the Incentive Plan by a majority of shares cast at the Annual Meeting, the Options granted under the Incentive Plan would not qualify as Incentive Stock Options under the Code and the Common Stock of the Company may no longer be eligible for listing on the American Stock Exchange.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE FIRSTFED AMERICA BANCORP, INC. 1997 STOCK-BASED INCENTIVE PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE FIRSTFED AMERICA BANCORP, INC. 1997 STOCK-BASED INCENTIVE PLAN.

New Plan Benefits

         The following table provides certain information with respect to all Awards which are intended to be granted and become effective upon the effective date of the Incentive Plan, specifying the amounts to be granted to the named executive officers individually, all current executive officers as a group, all current directors of the Company and the Bank who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group.

         All Awards granted to the officers and directors of the Company and the Bank reflected in the table below become vested or exercisable in equal annual installments of 20% each year commencing one year from the effective date of grant. All such Awards will immediately vest and become exercisable upon termination of employment due to death or disability. Additionally, on or after January 16, 1998, the Board of Directors intends to amend the Incentive Plan to provide the Committee with the authority to accelerate the vesting of Awards, including previously granted Awards, upon a change in control of the Company or the Bank (as defined in the Incentive Plan) and other circumstances. The Incentive Plan generally defines that a change in control will be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as the Common Stock of the Company or the Bank, or in the event of a tender offer or exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in the composition of a majority of the incumbent Board of Directors of the Company or the Bank. To the extent required by applicable OTS regulation, the Company will present any such amendment to shareholders for approval. The Company is not otherwise required to obtain shareholder approval of such an amendment to the Incentive Plan.


                                                 NEW PLAN BENEFITS

                                                        Stock Option Awards(1)            Stock Awards
                                                    ----------------------------  ----------------------------
                                                       Dollar         Number         Dollar         Number
                 Name and Position                   Value (2)     of Units (3)     Value (4)    of Units (3)
--------------------------------------------------  ------------  --------------  ------------  --------------

Robert F. Stoico
  Chairman of the Board of the Company and
  President and Chief Executive Officer of the
  Company and the Bank                                   -           217,680       $1,273,428       87,072

Kevin J. McGillicuddy
  Senior Vice President of the Company and the
  Bank                                                   -            43,536          254,680       17,414

Frederick R. Sullivan
  Senior Vice President of the Company and the
  Bank                                                   -            43,536          254,680       17,414

Terrence M. Tyrrell
  Senior Vice President of the Company and the
  Bank                                                   -            43,536          254,680       17,414

All current executive officers as a group
  (12 persons)                                           -           452,776        2,852,489      195,042

All current directors of the Company and Bank
(who are not executive officers) as a group (10
persons)(5)                                              -           261,220        1,528,166      104,490

Other employees (27 persons)                             -            26,122          191,017       13,061

---------------------
(1)    All Options awarded include the grant of Limited Rights.
(2) The "dollar value" for Options to be granted pursuant to the Incentive Plan on the date of grant will be zero, as the exercise price for such Options will be the fair market value on the date of grant which is intended to be the date shareholder approval is obtained.
(3) 130,605 Options and 35,696 Stock Awards remain unallocated under the Incentive Plan.
(4) Based upon $14.625, the closing price of the Common Stock, as reported on the American Stock Exchange on June 6, 1997.
(5) Each Director of the Company and each Director of the Bank shall be granted Options to purchase 26,122 shares and Stock Awards which provide for 10,449 shares of Common Stock.

                    PROPOSAL 3. RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended March 31, 1997 were KPMG Peat Marwick LLP. The Company's Board of Directors has reappointed KPMG Peat Marwick LLP to continue as independent auditors for the Bank and the Company for the fiscal year ending March 31, 1998, subject to ratification of such appointment by the shareholders.

         Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.



                            ADDITIONAL INFORMATION

Shareholder Proposals

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than April 7, 1998. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at a Special or Annual Meeting

         The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at an annual meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided.

Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

         A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED MARCH 31, 1997, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO PHILIP G. CAMPBELL, FIRSTFED AMERICA BANCORP, INC., ONE NORTH MAIN STREET, FALL RIVER, MASSACHUSETTS 02720.


                                          By Order of the Board of Directors


                                          /s/ Cecilia R. Viveiros
                                          Cecilia R. Viveiros
                                          Corporate Secretary

Fall River, Massachusetts
June 20, 1997




           YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN
             PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
             MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY
              RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                         FIRSTFED AMERICA BANCORP, INC.
                        1997 STOCK-BASED INCENTIVE PLAN


1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means any "subsidiary corporation" of the Holding Company, as such term is defined in Section 424(f) of the Code.

     (b) "Award" means, individually or collectively, a grant under the Plan of Non-statutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Limited Rights and Stock Awards.

     (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award granted under the Plan, in such form as the Committee may, from time to time, approve.

     (d) "Bank" means First Federal Savings Bank of America, Fall River, Massachusetts.

     (e)  "Board of Directors" means the board of directors of the Holding
Company.

     (f) "Change in Control" means a change in control of the Bank or Holding Company of a nature that (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Exchange Act; (ii) results in a "change of control" or "acquisition of control" within the meaning of the regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency) found at 12 C.F.R. Part 574, as in effect on the date hereof; provided, however, that in applying the definition of change in control as set forth under such regulations the Board of Directors shall substitute its judgment for that of the OTS; or (iii) without limitation Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax-qualified employee benefit plan of the Bank; or
(B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a nominating committee serving under the Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

     (g)  "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors to administer the Plan pursuant to Section 2 of the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j)  "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (l) "Effective Date" means the date the Plan is approved by stockholders, as defined by applicable OTS regulation, or January 16, 1998, whichever is earlier.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option.

     (p) "Extraordinary Dividend" means a distribution to stockholders by the Holding Company of earnings or stockholders' equity which: (i) exceeds net earnings for the period for which the distribution is paid or (ii) such distribution or any portion thereof will be treated by the stockholders receiving such distribution as a return of capital for federal income tax purposes

     (q) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

          (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the last transaction price quoted for such date by The Nasdaq Stock Market;

          (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such
                                         -----------------------
determination shall be conclusive and binding on all persons.

     (r)  "Holding Company" means FIRSTFED AMERICA BANCORP, INC.

     (s) "Incentive Stock Option" means an Option granted to a Participant pursuant to Section 7 of the Plan that is intended to meet the requirements of
Section 422 of the Code.

     (t)  "Limited Right" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

     (u) "Non-statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (v)  "Option" means an Incentive Stock Option or Non-statutory Stock
Option.

     (w) "Outside Director" means a member of the Board of Directors of the Holding Company or an Affiliate, who is not also an Employee of the Holding Company or an Affiliate.

     (x) "Participant" means any person who holds an outstanding Award pursuant to the Plan.

     (y) "Performance Award" means an Award granted to a Participant pursuant to Section 11 of the Plan.

     (z) "Performance Goal" means an objective for the Holding Company or any Affiliate or any unit thereof or any individual that may be established by the Committee for a Performance Award to become vested, earned or exercisable. Performance Goals applicable to Performance Awards are intended to constitute "performance-based" compensation within the meaning of Section 162(m) of the Code and shall be based on one or more of the following criteria:

          (i)      net income, as adjusted for non-recurring items
          (ii)     cash earnings
          (iii)    earnings per share
          (iv)     cash earnings per share
          (v)      return on equity
          (vi)     return on assets
          (vii)    assets
          (viii)   stock price
          (ix)     total shareholder return
          (x)      capital
          (xi)     net interest income
          (xii)    market share
          (xiii)   cost control or efficiency ratio
          (xiv)    asset growth

     (aa) "Plan" means the FIRSTFED AMERICA BANCORP, INC. 1997 Stock-Based Incentive Plan.

     (bb) "Retirement" means a termination of employment (i) from the Holding Company or an Affiliate at an age and with employment service that would entitle the individual to a pension under the Financial Institutions Retirement Fund as adopted by First Federal Savings Bank of America ("Pension Plan") if the individual were a participant in such Pension Plan or (ii) under circumstances designated as a Retirement by the Committee. "Retirement" with respect to an Outside Director means the termination of service from the Board of Directors of the Holding Company and any Affiliate following written notice to the Board of Directors of such Outside Director's intention to retire.

     (cc) "Stock Appreciation Right" means an Award granted to a Participant, alone or in connection with a related Option, pursuant to Section 10 of the Plan.

     (dd) "Stock Award" means an Award granted to a Participant pursuant to
Section 9 of the Plan.

     (ee) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the Board of Directors or, in the case of an Employee, termination of employment, because of a material loss to the Holding Company or an Affiliate caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order, as determined by the Board of Directors. No act, or failure to act, on a Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or an Affiliate.

     (ff) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Plan assets for the purposes set forth herein.

     (gg) "Trustee" means any person or entity approved by the Board of Directors to hold legal title to any of the Trust assets for the purposes set forth under the Plan.

2.   ADMINISTRATION.
     --------------

     (a) The Plan shall be administered by the Committee. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act.

     (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each

Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Award Agreement (i) the type of Award granted (ii) the Exercise Price of an Option or Stock Appreciation Right,
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award, (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the attainment of Performance Goals. However, only the Committee or a portion of the Committee may certify the attainment of a Performance Goal.

3.   TYPES OF AWARDS AND RELATED RIGHTS.
     -----------------------------------

     The following Awards may be granted under the Plan:

     (a)  Non-statutory Stock Options
     (b)  Incentive Stock Options
     (c)  Limited Rights
     (d)  Stock Awards
     (e)  Stock Appreciation Rights

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 17 hereof, the maximum number of shares reserved for Awards under the Plan is 1,218,983, which number shall not exceed 14% of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in
Section 17 hereof, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 870,715, which number shall not exceed 10% of the outstanding shares of Common Stock as of the Effective Date. The maximum number of the shares reserved for Stock Awards is 348,268, which number shall not exceed 4% of the outstanding shares of Common Stock as of the Effective Date. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trust or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having vested or without having been exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares.

5.   ELIGIBILITY.
     -----------

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Non-statutory Stock Options upon such terms and conditions as it may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a)  Exercise Price.  The Exercise Price of each Non-statutory Stock Option
          --------------
shall be determined by the Committee on the Date of Grant. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price in a manner provided for in Section 14 of the Plan.

     (b)  Terms of Non-statutory Stock Options.  The term during which each Non-
          ------------------------------------
statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than ten (10) years from the Date of Grant. Subject to Section 23 of the Plan, the Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable and any terms or conditions which must be satisfied prior to each Non-statutory Stock Option becoming exercisable. Any such terms or conditions shall be determined by the Committee as of the Date of Grant. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable.

     (c)  Non-Transferability. Unless otherwise determined by the Committee in
          -------------------
accordance with this Section 6(c), Non-statutory Stock Options shall not be transferred, assigned, hypothecated, or disposed of in any manner by a Participant other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this

Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) The FIRSTFED Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, spouse, children, grandchildren and great-grandchildren. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-statutory Stock Option or portion thereof, and approval to transfer or assign any Non-statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-statutory Stock Option or portion thereof. The transferee or assignee of any Non-statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any conditions proscribed by the Committee with respect to such Non-statutory Stock Option.

     (d)  Termination of Employment or Service.   Unless otherwise determined by
          ------------------------------------
the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death, Retirement or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three (3) months following termination. In the event of a Participant's Retirement, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of Retirement and remain exercisable for a period of three (3) years; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unexercisable Non-statutory Stock Options shall continue to become exercisable in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director. Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to Disability or death, all Non-statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of three (3) years. Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (e)  Maximum Individual Award.  No individual Employee shall be granted an
          ------------------------
amount of Non-statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60 month period and no individual Outside Director shall be granted an amount of Non-statutory Stock Options which exceeds 5% of all Options eligible to be granted under the Plan within any 60 month period.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a)  Exercise Price.  The Exercise Price of each Incentive Stock Option
          --------------
shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares of Common Stock may be purchased only upon payment of the full Exercise Price in a manner provided for in Section 14 of the Plan.

     (b)  Amounts of Incentive Stock Options.  To the extent the aggregate Fair
          ----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c)  Terms of Incentive Stock Options.  The term during which each
          --------------------------------
Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. Subject to Section 23 of the Plan, the Committee shall determine the date on which each Incentive Stock Option shall become exercisable and any terms or conditions which must be satisfied prior to the Incentive Stock Option becoming exercisable. Any such terms or conditions shall be determined by the Committee as of the Date of Grant. The shares of Common Stock underlying each Incentive Stock Option installment may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such installment becomes exercisable.

     (d)  Transferability.  No Incentive Stock Option shall be transferable
          ---------------
except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom it is granted. The designation of a beneficiary does not constitute a transfer.

     (e)  Termination of Employment.  Unless otherwise determined by the
          -------------------------
Committee, upon the termination of an Employee's employment for any reason other than Disability, death, Retirement or Termination for Cause, the Employee's Incentive Stock Options shall be exercisable only as to those Incentive Stock Options that were immediately exercisable by the Employee at the date of termination and only for a period of three (3) months following such termination. In the event of an Employee's Retirement, the Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Employee at the date of Retirement and remain exercisable for a period of three
(3) years; provided however, that upon the Employee's Retirement, the Committee, in its discretion, may determine that all unexercisable Incentive Stock Options shall continue to become exercisable in accordance with the Award Agreement if the Employee is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director. Unless otherwise determined by the Committee, in the event of the termination of an Employee's service for Disability or death, all unvested Incentive Stock Options held by such Employee shall immediately become exercisable and shall remain exercisable for three (3) years after such termination. Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause. Any Option which, by operation of this provision, does not meet the requirements of Section 422 of the Code, shall be considered a Non-statutory Stock Option.

     (f)  Maximum Individual Award.  No individual Employee shall be granted an
          ------------------------
amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60 month period.

8.   LIMITED RIGHTS.
     --------------

     Simultaneously with the grant of any Option, the Committee may grant a Limited Right with respect to all or some of the shares of Common Stock covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

     (a)  Terms of Rights.  In no event shall a Limited Right be exercisable in
          ---------------
whole or in part before the expiration of six (6) months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control. The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option. Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable and shall be terminated. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

     (b)  Payment.  Upon exercise of a Limited Right, the holder shall promptly
          -------
receive from the Holding Company or an Affiliate an amount of cash equal to the difference between the Exercise Price of the underlying Option and the Fair Market Value of the Common Stock subject to such Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

9.   STOCK AWARDS.
     ------------

     The Committee may, subject to the limitations of the Plan, make Stock Awards which shall consist of the grant of some number of shares of Common Stock to a Participant. Stock Awards shall be made subject to the following terms and conditions:

     (a) Payment of the Stock Award.   Stock Awards may only be made in whole
         --------------------------
shares of Common Stock.   Stock Awards may only be granted from shares reserved
under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b) Terms of the Stock Awards.  Subject to Section 23 of the Plan, the
         -------------------------
Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior
to the vesting of any installment or portion of the Stock Award.   Any such
terms, or conditions shall be determined by the Committee as of the Date of Grant.

     (c) Termination of Employment or Service.   Unless otherwise determined by
         ------------------------------------
the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death, Retirement or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. In the event of a Participant's Retirement, the Participant's unvested Stock Awards as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director. Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability, death all unvested Stock Awards held by such Participant shall immediately vest. Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all unvested Stock Awards held by such Participant as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (d) Non-Transferability.  Except to the extent permitted by the Code, the
         -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution.
               The designation of a beneficiary shall not constitute a transfer.

         (iii) If a recipient of a Stock Award is subject to the provisions of
               Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (e) Accrual of Dividends.  Whenever shares of Common Stock underlying a
         --------------------
Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

     (f) Voting of Stock Awards.  After a Stock Award has been granted but for
         ----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

     (g) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60 month period and no individual Outside Director shall be granted an amount of Stock Awards which exceeds 5% of all Stock Awards eligible to be granted under the Plan within any 60 month period.

10.  STOCK APPRECIATION RIGHTS
     -------------------------

     The Committee may, subject to the limitation of the Plan, grant a Stock Appreciation Right ("SAR") to any Participant. A Stock Appreciation Right shall
entitle the Participant   to the right to receive a payment, equal in value to
the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the grant price of such SAR, which shall not be less than 100% of the Fair Market Value on the date of grant of such SAR, as determined by the Committee, provided that, in the case of a SAR granted retroactively in tandem with or as substitution for another award granted under any plan of the Company or an Affiliate, the grant price may be the same as the exercise or designated price of such other award.

     (a) Maximum Individual Award.  No individual Employee or Outside Director
         ------------------------
shall be granted a number of Stock Appreciation Rights which exceeds the maximum number of Options such individual may be granted under the Plan, pursuant to
Section 6(e) hereof, within any 60 month period.

11.  PERFORMANCE AWARDS
     ------------------

     (a) The Committee may determine to make any Award under the Plan contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the Performance Goals applicable to the Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and in a manner consistent with the provisions of Section 23 of the Plan.

     (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

     (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

     (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

     (f) No Award or portion thereof that is subject to the attainment or satisfaction of a condition or Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject has been achieved.

12.  DEFERRED PAYMENTS
     -----------------

     Notwithstanding any other provision of this Plan, any Participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any Non-statutory Stock Option not transferred under the provisions of Section 6(c), Stock Appreciation Rights, and Stock Awards.

     (a) Election Timing.  The election to defer the delivery of the proceeds
         ---------------
from any eligible Non-statutory Stock Option or Stock Appreciation Right must be made at least six (6) months prior to the date such Award is exercised or at such other time as the Committee may specify. The election to defer the delivery of any Stock Award must be made no later than the last day of the calendar year preceding the calendar year in which the Participant would otherwise have an unrestricted right to receive such Award. Deferrals of eligible Awards shall only be allowed for exercises of Options and lapses of restrictions on Stock Awards that occur while the Participant is in active service with the Holding Company or an Affiliate. Any election to defer the proceeds from an eligible Award shall be irrevocable as long as the Participant remains an Employee or Outside Director of the Holding Company or an Affiliate.

     (b) Stock Option Deferral.  The deferral of the proceeds of Non-statutory
         ---------------------
Stock Options may be elected by a Participant subject to the rules and regulations established by the Committee. The proceeds from such an exercise shall be credited to a deferred stock option account established for the Participant. The proceeds shall be credited to the deferred stock option account as a number of deferred shares or share units equivalent in value to those proceeds. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock; provided, however, that at the discretion of the Committee, the Participant may elect to have the value of his deferred stock option account valued on some other basis of measurement approved by the Committee. Unless the Participant's deferred stock option account is valued using a basis of measurement other than Common Stock, deferred share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the termination of service of the Participant or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

     (c) Stock Appreciation Right Deferral.  The deferral of the proceeds of
         ---------------------------------
Stock Appreciation Rights may be made by a Participant subject to the rules and regulations established by the Committee. Upon exercise, the Committee will credit the Participant's deferred stock option account with a number of deferred shares or share units equivalent in value to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the Exercise Price of the Stock Appreciation Right multiplied by the number of shares exercised. Deferred shares or share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock; provided, however, that at the discretion of the Committee, the Participant may elect to have the value of his deferred stock option account valued on some other basis of measurement approved by the Committee. Unless the Participant's deferred stock option account is valued using a basis of measurement other than Common Stock, deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred shares or share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Participant's termination of service or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

     (d) Stock Award Deferrals.  The deferral of Stock Awards may be elected by
         ---------------------
a Participant subject to the rules and regulations established by the Committee. Upon the lapsing of restrictions on such an Award, the Committee shall credit to a deferred stock award account established for the Participant a number of deferred shares or share units equivalent in value to the number of deferred Stock Awards multiplied by the Fair Market Value of Common Stock. Deferred shares or share units shall be valued at the Fair Market Value on the date all restriction on the Stock Award lapse or are waived. Subsequent to the lapsing of all restrictions, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock; provided, however, that at the discretion of the Committee, the Participant may elect to have the value of his deferred stock award account valued on some other basis of measurement approved by the Committee. Unless the Participant's deferred stock award account is valued using a basis of measurement other than Common Stock, deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the termination of service of the Participant or at such other date, as may be approved by the Committee, over a period of no more than ten
(10) years.

     (e) Accelerated Distributions.  The Committee may, at its sole discretion,
         -------------------------
allow for the early payment of a Participant's deferred stock option account and/or deferred stock award account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Participant. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Participant that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision, shall be consistent with the Code and the regulations promulgated thereunder. Additionally, the Committee may use its discretion to cause stock option deferral accounts and/or deferred stock award accounts to be distributed when continuing the program is no longer in the best interest of the Holding Company or any Affiliate.

     (f) Assignability.  No rights to deferred stock option accounts or deferred
         -------------
stock award accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that a Participant may designate a beneficiary pursuant to any rules established by the Committee.

     (g) Unfunded Status.  No Participant or other person shall have any
         ---------------
interest in any fund or in any specific asset of the Holding Company or an Affiliate by reason of any amount credited hereunder. Any amounts payable hereunder shall be paid from the general assets of the Holding Company or its Affiliates and no Participant or other person shall have any rights to such assets beyond the rights afforded general creditors of the Holding Company and its Affiliates. However, the Holding Company or any Affiliate shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this Section 12 of the Plan; provided, however, that no Participant or other person shall have any interest in such reserve, trust or investment.

13.  PAYOUT ALTERNATIVES
     -------------------

     (a) Payments due to a Participant upon the exercise or redemption of an Option or Stock Award shall be made in the form of shares of Common Stock. Payments due to a Participant upon the exercise or redemption of a Stock Appreciation Right or Limited Right shall be made in the form of cash.

     (b) Any shares of Common Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

14.  METHOD OF EXERCISE
     ------------------

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

15.  RIGHTS OF PARTICIPANTS.
     ----------------------

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

16.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

17.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution (including an Extraordinary Dividend) is made and any necessary OTS approval is obtained, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

     Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 17 shall be subject to required OTS approval.

18.  TAX WITHHOLDING.
     ---------------

     Notwithstanding any other provision of the Plan, Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant. Participants granted Non-statutory Stock Options shall be responsible for any required withholding applicable to any Non-statutory Stock Option which has been transferred pursuant to Section 6(c) hereof, unless otherwise inconsistent with current tax law.

19.  AMENDMENT OF THE PLAN AND AWARDS.
     --------------------------------

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

     Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect.

     No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) The Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

20.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Plan shall become effective upon approval by the Holding Company's shareholders in accordance with OTS and Internal Revenue Service ("IRS") regulations or January 16, 1998, whichever is earlier. The failure to obtain shareholder approval for such purposes will not effect the validity of the Plan and any Awards made under the Plan; provided, however, that if the Plan is not approved by stockholders in accordance with IRS regulations, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options and any Award intended to comply with Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

21.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

22.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the state of Delaware and applicable federal law.

23.  COMPLIANCE WITH OTS CONVERSION REGULATIONS
     ------------------------------------------

      Notwithstanding any other provision contained in this Plan:

     (a) no Award under the Plan shall be made which would be prohibited by 12 CFR Section 563b.3(g)(4);

     (b) unless the Plan is approved by a majority vote of the outstanding shares of the total votes eligible to be cast at a duty called meeting of stockholders to consider the Plan, as required by 12 CFR Section 563b.3(g)(4)(vii), the Plan shall not become effective or implemented prior to one (1) year from the date of the Bank's mutual to stock conversion;

     (c) no Award granted prior to one (1) year from the date of the Bank's mutual to stock conversion shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability;

     (d) no Award granted to any individual Employee prior to one (1) year from the date of the Bank's mutual to stock conversion may exceed 25% of the total amount of Awards which may be granted under the Plan;

     (e) no Award granted to any individual Outside Director prior to one (1) year from the date of the Bank's mutual to stock conversion may exceed 5% of the total amount of Awards which may be granted under the Plan; and

     (f) the aggregate amount of Awards granted to all Outside Directors prior to one (1) year from the date of the Bank's mutual to stock conversion may not exceed 30% of the total amount of Awards which may be granted under the Plan.

24.  DELEGATION OF AUTHORITY
     -----------------------

     The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the attainment of Performance Goals. However, only the Committee or a portion of the Committee may certify the attainment of a Performance Goal.

    PLEASE MARK VOTES          REVOCABLE PROXY
[X] AS IN THIS EXAMPLE   FIRSTFED AMERICA BANCORP, INC.

                        ANNUAL MEETING OF SHAREHOLDERS
                                August 5, 1997
                            2:00 p.m. Eastern Time
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Robert F. Stoco, Gilbert C. Oliveira and Paul
A. Raymond or any one or more of them acting in the absence of others each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of FIRSTFED AMERICA BANCORP, INC. (the "Company") which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on August 5, 1997, at 2:00 p.m. Eastern Time, at The Westin Hotel, One West Exchange Street, Providence, Rhode Island 02903, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:




  Please be sure to sign and date                               ----------------
   this Proxy in the box below.                                 Date
--------------------------------------------------------------------------------


--------Shareholder sign above----------Co-holder (if any) sign above-----------


                                                               Vote      For
                                                               With-     All
                                                      For      held     Except
1.  The election as directors of all nominees listed
    (except as marked to the contrary below).         [_]      [_]       [_]

    Thomas A. Rodgers Jr.         Anthony L. Sylvia

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR All EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.


--------------------------------------------------------------------------------

                                                      For      Against  Abstain
2.  The approval of the FIRSTFED AMERICA BANCORP,
    INC. 1997 Stock-Based Incentive Plan.             [_]        [_]      [_]
3.  The ratification of the appointment of KPMG
    Peat Marwick LLP as independent auditors of
    FIRSTFED AMERICA BANCORP, INC. for the fiscal     [_]        [_]      [_]
    year ending March 31, 1998.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         EACH OF THE LISTED PROPOSALS.

  THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.


--------------------------------------------------------------------------------
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                        FIRSTFED AMERICA BANCORP, INC.

--------------------------------------------------------------------------------
   The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated June 20, 1997 and of the Annual Report to Shareholders.

   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------